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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported ) May 15, 2008
Vermillion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31617	33-059-5156

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6611 Dumbarton Circle Fremont, CA	94555

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (510) 505-2100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 15, 2008, Vermillion, Inc. issued a press release announcing financial results for its fiscal first quarter ended March 31, 2008. The press release is attached as Exhibit 99.1 to this Form 8-K.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Financial Results Press Release Issued by Vermillion, Inc. on May 15, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMILLION, INC.
By:	/s/ Qun Zhou
	Name:	Qun Zhou
	Title:	Interim Chief Financial Officer

Date: May 15, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Results Press Release Issued by Vermillion, Inc. on May 15, 2008